American Beacon Small Cap Value Fund
Supplement dated September 10, 2026 to the Summary Prospectus, dated March 1, 2026, as previously amended or supplemented

Effective August 28, 2026, Dan McKenzie of Hotchkis and Wiley Capital Management, LLC ("Hotchkis") was added as a Portfolio Manager of the American Beacon Small Cap Value Fund (the "Fund").
Effective August 31, 2026, Trip Rodgers of Westwood Management Corp. ("Westwood") was added as a Portfolio Manager of the Fund, and Matthew R. Lockridge of Westwood ceased to serve as a Portfolio Manager of the Fund.
Accordingly, effective immediately, the following changes are made to the Fund's Summary Prospectus, as applicable, and all references to Mr. Lockridge in the Fund's Summary Prospectus are removed.

1.
On page 6 of the Summary Prospectus, under the heading “Management - Portfolio Managers,” the information regarding Hotchkis and Westwood is deleted and replaced with the following:

Hotchkis and Wiley Capital Management, LLC	David Green Principal, Portfolio Manager Since Fund Inception (1998)	Jim Miles Principal, Portfolio Manager Since Fund Inception (1998)
Dan McKenzie, CFA Portfolio Manager Since 2026
Westwood Management Corp.	William E. Costello, CFA Senior Portfolio Manager Since 2025	Jordan Latimer, CFA Portfolio Manager Since 2025
	Frederic G. Rowsey, CFA Portfolio Manager Since 2025	Trip Rodgers, CFA Portfolio Manager Since 2026

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SCV-20260910-SumPro